Commitments and Contingencies - Schedule of Future Minimum Lease Payments for Operating Leases (Detail) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Operating Leases Future Minimum Payments Due Rolling Maturity [Abstract]
2019	$ 43
2020	35
2021	24
2022	13
2023	11
Thereafter	30
Total future minimum leases payments	$ 156	$ 132